Apr. 28, 2018
02.28 Select Portfolios: Fidelity Advisor Telecommunications Fund AMCI PRO-08 | Telecommunications Portfolio

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.